UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2005

ENTERPRISE GP HOLDINGS L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32610	13-4297064
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Loop West, Houston, Texas	77008-1044
(Address of Principal Executive Offices)	(Zip Code)

(713) 426-4500
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS.

We are filing the unaudited condensed consolidated balance sheet of EPE Holdings, LLC at September 30, 2005, which is included as Exhibit 99.1 to this current report. EPE Holdings, LLC is the general partner of Enterprise GP Holdings L.P.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Unaudited Condensed Consolidated Balance Sheet of EPE Holdings, LLC at September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.

By:	EPE Holdings, LLC,
as general partner

Date: November 14, 2005	By:	___/s/ Michael A. Creel________________
Michael A. Creel
Chief Executive Officer
of EPE Holdings, LLC